                                        Exhibit 10.26

Amendment for Distribution Agreement on June 15, 2017

between Emmaus Life Sciences Inc. and Telcon Inc.

Emmaus Life Sciences Inc.와 Telcon Inc.는 2017년 6월15일 체결된 Distribution Agreement 중 하기와 같이 내용을 수정 또는 추가함을 합의 한다.

Emmaus Life Sciences Inc. and Telcon Inc. agree to amend or add to the following content in the Distribution Agreement on June 15, 2017.

1. Ⅱ. 의무에서 다음 16항을 추가한다.

Add the following Paragraph 16 to the obligation.

   “16. “제조자”는 부록 A 상 상품에 대해서신약등록을 위한 3차임상TEST를 시작하고, FDA로부터 승인을 받아야만 한다. 제조자가 2017년7월에 FDA 승인받은 신약 ENDARI의 유사적응증으로 임상3차만 하면 신약을 신청 할 수 있다.

“16. The "manufacturer" must commence a third clinical trial for new drug registration for the products in Appendix A and obtain approval from the FDA. It is possible to apply for a new drug only after the third phase of clinical trials,because it is similar to ENDARI, a new drug approved by the FDA in July 2017.”

2. X. 계약기간/계약해제/환불불가 지불액에서 1항을 다음과 같이 수정한다.

계약기간/계약해지/환불불가/지불액에서 제1항을 다음과 같이 수정한다.

2. In the term of a contract/ cancellation / non-refundable payment (X), Section 1 shall be amended as follows.

“1. 본 계약은 발효일로부터 효력을 발생하며 상품등록이 완료된 시점부터 2년간 유효하다. 30일전 서면통지로 해지하지 않으면 자동 1년씩 연장된다.”

“1. This Agreement shall become effective from the effective date and shall be valid for two (2) years from the date the product registration on FDA is completed. If not canceled by written notice 30 days ago, it will be automatically extended by one year.

3. 2. “X.계약기간/계약해제/환불불가 지불액에서 3항에서 다음 (d)를 추가한다.

3. 2. “Add the following (d) in Section 3 of the term of a contract/ cancellation / non-refundable payment (X).

“(d) “제조자”가 Ⅱ조16항의 의무를 위반하는 경우 발효일로부터 (3) 년 이내에 판매점은 본 계약을 해지할 수 있다.”

In the event that the "Manufacturer" breaches the obligations of Article Ⅱ Section 16, the distributor may terminate this contract within three years from the effective date.

4. ⅩⅢ 보상에서 2항에서 다음 (f)를 추가한다.

  In paragraph 2 of the compensation (ⅩⅢ), the following (f) is added.

“ (f)  “제조자”가 FDA 승인을 받지 못하여 “판매점”이 Ⅹ조 3에 따라 판매점이 본 계약을 해지하면 “제조자”는 Ⅱ 1 에 따라 수령한 금액과 기타 발생한 손해를 배상한다.”

If the "manufacturer" is not approved by the FDA and the "distributor" terminates agreement under Article X Section 3, the "manufacturer" shall reimburse the amount received .

계약당사자는 2부를 발행하여 각1부씩 보관한다.

The parties to the contract shall issue two copies and keep one copy each.

2018년 01월11일

January 11, 2018

“EMMAUS LIFE SCIENCES INC”

BY:   /s/ WILLIS C LEE

NAME: WILLIS C LEE

TITLE : COO/VICE CHAIRMAN

“TELCON INC”

BY: /s/ Ji Hoon Kim

NAME: Ji Hoon Kim

TITLE: CEO